UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 L&R Industrial Blvd.
Tarpon Springs, Florida 34689
(Address of principal executive office, including zip code)

(727) 934-8778
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks identified and discussed from time to time in our filings with the Securities and Exchange Commission.

Item 3.02 Unregistered Sales of Equity Securities.

On May 26, 2005, Solomon Technologies, Inc. (the “Company”) issued and sold an aggregate of 105,000 shares of common stock to James T. Kirk, John R. Mikach and Barry DeGroot, designees of Homewood Products Corporation, in settlement of amounts owed by the Company to Homewood pursuant to a manufacturing agreement between the Company and Homewood dated August 25, 2003. The Company has agreed to file a registration statement covering these shares with the Securities and Exchange Commission within 60 days and use its best efforts to have the registration statement declared effective promptly thereafter. The sales of these securities were determined to be exempt from registration under Section 4(2) of the Securities Act of 1933 (the “Securities Act”) as transactions by an issuer not involving a public offering. Each purchaser of these securities represented such purchaser’s intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. The sales of these securities were made without general solicitation or advertising. All of these securities are deemed restricted securities for the purposes of the Securities Act.

On May 26, 2005, the Company issued and sold an aggregate of 775,000 shares of common stock to Anita Ann Poyas, Donald H. Poyas, Michael V. Poyas and Mark J. Hardcastle, counsel to Anita, Donald and Michael Poyas. Anita Poyas, the Company’s former chief executive officer and a former director, Donald Poyas, the Company’s former vice president of procurement and Michael Poyas, a former consultant to the Company, brought a lawsuit against the Company alleging they were owed in the aggregate approximately $3,000,000. The shares were issued in settlement of this claim. The Company has agreed to file a registration statement covering these shares with the Securities and Exchange Commission within 60 days and use its best efforts to have the registration statement declared effective promptly thereafter. The sales of these securities were determined to be exempt from registration under Section 4(2) of the Securities Act as transactions by an issuer not involving a public offering. Each purchaser of these securities represented such purchaser’s intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. The sales of these securities were made without general solicitation or advertising. All of the foregoing securities are deemed restricted securities for the purposes of the Securities Act.

On May 25, 2005, the Company granted an aggregate of 450,000 shares of common stock to the Company’s President, Peter DeVecchis, Jr., its Chief Financial Officer, Sam Occhipinti, and its directors, Jonathan Betts, Michael D’Amelio and Gary Laskowski. These shares of common stock were granted in partial consideration for each person’s past contributions to the Company and to encourage their continued service to the Company. The sales of these securities were determined to be exempt from registration under Section 4(2) of the Securities Act as transactions by an issuer not involving a public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC. (Registrant)

Dated: June 1, 2005	By:	/s/ Peter W. DeVecchis, Jr.
Peter W. DeVecchis, Jr.
President